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                                    FORM 8-K
                                    --------



                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                 CURRENT REPORT
                                 --------------



                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



      Date of Report (date of earliest event Reported) July 21, 1994
                                                       -------------




                         THE COLUMBIA GAS SYSTEM, INC.
                         -----------------------------
             (Exact name of registrant as specified in its charter)


                Delaware                    1-1098            13--1594808
      ----------------------------        -----------     -------------------
      (State of other jurisdiction        (Commission       (IRS Employer
            of incorporation)             File Number)    Identification No.)


                20 Montchanin Road, Wilmington, Delaware  19807
                -----------------------------------------------
                    (Address of principal executive offices)


      Registrant's telephone number, including area code (302) 429-5000
                                                         --------------

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Item 5.          Other Events

                 Information contained in the News Releases dated
July 20, 1994, is incorporated herein by reference.

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                                   SIGNATURE


                 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            The Columbia Gas System, Inc.
                                            -----------------------------
                                                     (Registrant)




                                            By     /s/ R. E. Lowe
                                              ---------------------------
                                                       R. E. Lowe
                                                    Vice President &
                                                       Controller

Date:  July 21, 1994

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Contacts:          Media -           W. R. McLaughlin (302) 429-5443
                                     H. W. Chaddock (302) 429-5261
                   Analysts -        T. L. Hughes (302) 429-5363
                                     K. P. Murphy (302) 429-5471


FOR IMMEDIATE RELEASE                                            July 20, 1994





           COLUMBIA GAS MAKING PROGRESS WITH BANKRUPTCY CREDITORS;
             BUT "SIGNIFICANT FINANCIAL DISPARITIES" STILL EXIST

                 WILMINGTON, DEL. -- The Bankruptcy Court for the District of Delaware was told today that some progress is being made in negotiations seeking to resolve the Chapter 11 bankruptcy proceedings of Columbia Gas Transmission Corporation, the principal pipeline subsidiary of The Columbia Gas System, Inc. (NYSE:CG), but that "significant financial disparities" in the positions of the various parties still exist.

                 In a progress report to the Bankruptcy Court, Attorney Lewis Kruger said Columbia Transmission continues to meet with the official committees representing the company's creditors and its customers in its effort to resolve the several complex issues that must be settled in order to achieve a consensual plan of reorganization. "Each of these issues involves distinct legal and factual issues, and the resolution of all of them is necessary to the formulation of a fully consensual plan of reorganization," he added.

                 The Columbia attorney said the scheduled September 12 trial in U.S. District Court in Delaware on challenges to intercompany transactions by Columbia Transmission may serve to accelerate these negotiations. He also pointed out that efforts to establish allowable levels of the numerous and diverse claims filed by producers may be expedited by rulings that are expected from the Claims Mediator appointed by the Bankruptcy Court.

                 However, Kruger told the court that settlement discussions had been further complicated recently by a decision by the Court of Appeals for the District of Columbia. The ruling could result in Columbia Transmission having to refund to its customers a "presently indeterminable portion of $162 million in upstream pipeline charges that it paid and, for the most part, collected from its customers pre-petition."

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                 He said the amount of the required refund could be materially adverse to Columbia Transmission, and unless the matter can be resolved promptly through negotiations, Columbia Transmission faces an additional difficulty in formulating an acceptable plan of reorganization.

                 The Columbia Gas System, Inc., and Columbia Gas Transmission have been operating as debtors in possession under Chapter 11 of the Bankruptcy Code since July 31, 1991. In January of this year, Columbia Transmission filed a reorganization plan with the court, but asked the court to defer required proceedings on the plan in order to permit settlement discussions.

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Contacts:          Media -           W. R. McLaughlin (302) 429-5443
                                     H. W. Chaddock (302) 429-5261
                   Analysts -        T. L. Hughes (302) 429-5363
                                     K. P. Murphy (302) 429-5471


FOR IMMEDIATE RELEASE                                            July 20, 1994





                    COLUMBIA GAS SAYS EXXON MISCHARACTERIZED
                          BANKRUPTCY SETTLEMENT STATUS


                 WILMINGTON, DEL. -- The Columbia Gas System, Inc. (NYSE:CG), said an Exxon attorney today substantially mischaracterized to the Bankruptcy Court the efforts being made by Columbia Gas Transmission Corp., its principal pipeline subsidiary, to negotiate a settlement in its bankruptcy proceedings.

                 Columbia said the status of settlement negotiations was accurately summarized to the court by the counsel of Columbia Transmission's Official Committee of Unsecured Creditors, of which Exxon is a member, and Columbia's attorney. They both agreed progress is being made, although substantial financial differences still exist.

                 Columbia Gas System Chairman John H. Croom said that, far from being ambivalent, as suggested by Exxon's attorney, both Columbia Transmission and the parent company have vigorously pursued settlement at every opportunity.

                 Croom said he was surprised at the difference in Exxon's perception of the negotiations from that expressed by the other parties in a settlement status report requested by the Court, but declined to speculate as to what Exxon's objective might be in taking such a disparate position.

                 Croom dismissed as obvious the comments of Exxon's attorney that the complex issues involving producer claims, if fully litigated, could require years to resolve. "We are convinced, however, that the existence of the claims estimation process established by the bankruptcy court, at Columbia's instigation, to formulate standardized, generic guidelines for

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measuring producer claims has helped to advance discussions thus far," Croom said. "We continue to urge Claims Mediator Charles Normandin to issue the generic rulings as soon as possible since the company believes they will assist in achieving a consensual plan. In the interim, Columbia will continue to pursue a negotiated settlement."

                 As was pointed out by Columbia's counsel at the Bankruptcy Court hearing, Columbia Transmission is desirous of finalizing agreements that will resolve the bankruptcy proceedings as quickly as possible, but cannot agree to settlements that submit to totally unjustified demands.

                 Contrary to statements by Exxon's counsel, Columbia Transmission is unaware of any information pertinent to producer claims that was requested by Columbia Transmission's Official Committee of Unsecured Creditors that has not been provided in as timely a manner as possible. Any additional requests that are forthcoming will also be expedited.

                 The Columbia Gas System, Inc., and Columbia Gas Transmission have been operating as debtors in possession under Chapter 11 of the Bankruptcy Code since July 31, 1991. In January of this year, Columbia Transmission filed a reorganization plan with the court, but asked the court to defer required proceedings on the plan in order to permit settlement discussions.

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